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                                                                      EXHIBIT 32

                                 NEC CORPORATION

                            CERTIFICATION REQUIRED BY
                        RULE 13a-14(b) OR RULE 15d-14(b)
                           AND 18 U.S.C. Section 1350

         In connection with the Annual Report of NEC Corporation (the "Company") on Form 20-F for the fiscal year ended March 31, 2003 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Akinobu Kanasugi, President and Member of the Board of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ AKINOBU KANASUGI
                                        ----------------------------------------
                                        Name: Akinobu Kanasugi
                                        Title: President and Member of the Board

Dated: September 11, 2003

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                                 NEC CORPORATION

                            CERTIFICATION REQUIRED BY
                        RULE 13a-14(b) OR RULE 15d-14(b)
                           AND 18 U.S.C. Section 1350

         In connection with the Annual Report of NEC Corporation (the "Company") on Form 20-F for the fiscal year ended March 31, 2003 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Shigeo Matsumoto, Executive Vice President and Member of the Board of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             /s/ SHIGEO MATSUMOTO
                                             -----------------------------------
                                             Name: Shigeo Matsumoto
                                             Title: Executive Vice President and
                                             Member of the Board

Dated: September 11, 2003